UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2023 (October 22, 2023)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

90 Park Avenue, 9th Floor
New York,	New York	10016
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 22, 2023, OUTFRONT Media Inc. (the “Company”), Outfront Canada HoldCo 2 LLC, a wholly-owned subsidiary of the Company, and Outfront Canada Sub LLC, a wholly-owned subsidiary of the Company (together, the “Selling Subsidiaries”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Bell Media Inc. (the “Buyer”), relating to the sale of the Company’s outdoor advertising business in Canada (the “Canadian Business”). Pursuant to the Share Purchase Agreement, the Selling Subsidiaries agreed to sell all of its (and its affiliates) equity interests in Outdoor Systems Americas ULC and its subsidiaries (the “Transaction”), which hold all of the assets of the Canadian Business, to the Buyer, for C$410.0 million in cash, payable on the date of the consummation of the Transaction (the “Closing”). The purchase price is subject to (i) adjustments at and following the Closing for (1) working capital, cash, indebtedness, capital expenditures and transaction expenses, and (2) the potential sale of the Canadian joint venture in which a subsidiary of Outdoor Systems Americas ULC holds an equity interest (the “JV”) to the JV partner holding the remaining equity interest in the JV, instead of the Buyer; and (ii) a holdback to be released at or following the Closing, in whole or in part, if certain third party contracts are renewed or extended on certain terms.

The Selling Subsidiaries and its subsidiaries have made certain customary representations and warranties in the Share Purchase Agreement, including, among others, representations relating to the Canadian Business’s operations and financial condition, and the leases and permits covering the assets owned by the Selling Subsidiaries and its subsidiaries. The Selling Subsidiaries have also agreed to customary covenants to, among other things, operate the Canadian Business in the ordinary course during the period between execution of the Share Purchase Agreement and the Closing, and not to engage in certain activities during that period without the written consent of the Buyer. In addition, the Selling Subsidiaries have agreed not to compete with the Canadian Business for a period of five years from the Closing, subject to certain exceptions. Subject to certain limitations, the Seller Subsidiaries and the Buyer have agreed to indemnify each other for losses arising from breaches of certain representations and covenants in the Share Purchase Agreement, including with respect to certain tax liabilities and certain other liabilities.

The consummation of the Transaction is expected to occur in 2024, subject to certain closing conditions, including, among others, (i) the absence of any enacted or pending law, order, judgment or litigation by a governmental authority prohibiting the consummation of the Transaction, and (ii) receipt of antitrust approval in Canada (the “Antitrust Approval”). The obligation of the Buyer to consummate the Transaction is also conditioned on the absence of a material adverse effect on the Canadian Business following the date of the Share Purchase Agreement and the Selling Subsidiaries’ obligation to spend a target percentage of forecasted capital expenditures through the Closing. The obligation of each party to consummate the Transaction is conditioned on each party’s representations and warranties being true and correct and each party having performed in all material respects its obligations under the Share Purchase Agreement. In addition, the Share Purchase Agreement may be terminated under certain circumstances, including (i) by mutual written agreement of the Buyer and the Selling Subsidiaries; (ii) by either the Buyer or the Selling Subsidiaries if the Closing does not occur by July 22, 2024, with extensions by the Buyer or the Selling Subsidiaries under certain conditions until no later than October 22, 2024 (the “Outside Date”); or (iii) by either the Buyer or the Selling Subsidiaries if a failure by either the Buyer or the Seller Subsidiaries is the principal cause of any closing condition not being satisfied. If the Antitrust Approval is not received by the Outside Date and the principal cause of such failure is not a failure of the Selling Subsidiaries or its subsidiaries to perform any of their obligations under the Share Purchase Agreement, the Buyer will pay a termination fee to the Selling Subsidiaries in the amount of C$20.0 million.

The Share Purchase Agreement has been included as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Selling Subsidiaries or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Share Purchase Agreement were made only for purposes of the Share Purchase Agreement and as of specific dates, are solely for the benefit of the parties to the Share Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Share Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Share Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Share Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Share Purchase Agreement is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

We have made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “could,” “intends,” “expects,” “forecast” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions relating to the Transaction and any potential benefits of the Transaction, and our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: consummating the Transaction may be more difficult, costly, or time consuming than expected and the anticipated benefits may not be fully realized; the parties being unable to satisfy closing conditions, which could delay or cause the parties to abandon the Transaction; a change, event or occurrence that could give rise to the termination of the Share Purchase Agreement or the Transaction; the failure to obtain necessary regulatory approval or obtaining regulatory approval subject to conditions that are not anticipated; any diversion of management time on Transaction-related issues; declines in advertising and general economic conditions, including the current heightened levels of inflation; the severity and duration of pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to implement our digital display platform and deploy digital advertising displays to our transit franchise partners; losses and costs resulting from recalls and product liability, warranty and intellectual property claims; our ability to obtain and renew key municipal contracts on favorable terms; taxes, fees and registration requirements; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; dependence on our management team and other key employees; diverse risks in our Canadian business; experiencing a cybersecurity incident; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; environmental, health and safety laws and regulations; expectations relating to environmental, social and governance considerations; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive investments or business opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data, or methods, future events, or other changes.

Item 9.01	Financial Statements and Exhibits.
    (d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Share Purchase Agreement, dated October 22, 2023, by and among OUTFRONT Media Inc., Outfront Canada HoldCo 2 LLC, Outfront Canada Sub LLC, and Bell Media Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

2.1	Share Purchase Agreement, dated October 22, 2023, by and among OUTFRONT Media Inc., Outfront Canada HoldCo 2 LLC, Outfront Canada Sub LLC, and Bell Media Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 23, 2023